UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois

(Address of Principal executive offices, including Zip Code)

(630) 753-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend and supplement the Current Report on Form 8-K, dated October 22, 2009, and previously filed with the Securities and Exchange Commission by Navistar International Corporation under Items 1.01, 2.03, 3.02 and 9.01 of Form 8-K on October 28, 2009. Amendment No. 1 is being filed to include an opinion of Kirkland & Ellis LLP as Exhibit 5.1 under Item 9.01 as further described below.

Item 9.01 as set forth in the Current Report on Form 8-K is hereby amended to read as follows:

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

1.1 Underwriting Agreement for Senior Notes, dated as of October 22, 2009, by and among Navistar International Corporation and several Underwriters named therein.

1.2 Underwriting Agreement for Convertible Notes, dated as of October 22, 2009, by and among Navistar International Corporation and several Underwriters named therein.

4.1 Indenture for Senior Notes, dated as of October 28, 2009, by and among Navistar International Corporation, Navistar Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2 Indenture for Convertible Notes, dated as of October 28, 2009, by and between Navistar International Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1*	Opinion of Kirkland & Ellis LLP.

10.1(a) A Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association.

10.1(b) Side Letter Agreement to Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association.

10.1(c) Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International.

10.1(d) Side Letter Agreement to Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International.

10.1(e) Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG.

10.1(f) Side Letter Agreement to Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG.

10.1(g) Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

10.1(h) Side Letter Agreement to Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

10.2(a) Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association.

10.2(b) Side Letter Agreement to Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association.

10.2(c) Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International.

10.2(d) Side Letter Agreement to Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International.

10.2(e) Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG.

10.2(f) Side Letter Agreement to Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG.

10.2(g) Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

10.2(h) Side Letter Agreement to Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Andrew J. Cederoth
Date: April 15, 2010	Name:	Andrew J. Cederoth
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement for Senior Notes dated as of October 22, 2009, by and among Navistar International Corporation and several Underwriters named therein.

Exhibit 1.2	Underwriting Agreement for Convertible Notes dated as of October 22, 2009, by and among Navistar International Corporation and several Underwriters named therein.

Exhibit 4.1	Indenture for Senior Notes dated as of October 28, 2009, by and among Navistar International Corporation, Navistar Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2	Indenture for Convertible Notes dated as of October 28, 2009, by and between Navistar International Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 5.1*	Opinion of Kirkland & Ellis LLP.

Exhibit 10.1(a)	Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association.

Exhibit 10.1(b)	Side Letter Agreement to Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association.

Exhibit 10.1(c)	Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International.

Exhibit 10.1(d)	Side Letter Agreement to Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International.

Exhibit 10.1(e)	Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG.

Exhibit 10.1(f)	Side Letter Agreement to Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG.

Exhibit 10.1(g)	Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

Exhibit 10.1(h)	Side Letter Agreement to Base Call Option Transaction Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

Exhibit 10.2(a)	Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association.

Exhibit 10.2(b)	Side Letter Agreement to Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association.

Exhibit 10.2(c)	Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International.

Exhibit 10.2(d)	Side Letter Agreement to Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International.

Exhibit 10.2(e)	Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG.

Exhibit 10.2(f)	Side Letter Agreement to Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG.

Exhibit 10.2(g)	Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

Exhibit 10.2(h)	Side Letter Agreement to Base Warrants Confirmation, dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

*	Filed herewith.

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